                                                                    Exhibit 99.3

                     AMENDED AND RESTATED WARRANT AGREEMENT

            This  AMENDED AND RESTATED  WARRANT  AGREEMENT  (this  "Agreement"), effective as of October 3, 2007,  is entered into by and between  SWMX,  Inc., a
Delaware  corporation  (the "Company") and BlueCrest  Capital  Finance,  L.P., a
Delaware limited partnership  (hereinafter referred to variously as the "Holder"
or "BlueCrest"). This Agreement amends and restates in its entirety that certain
Warrant  Agreement  dated as of March 23,  2007,  by and between the Company and
BlueCrest (the "Original Warrant Agreement").  Capitalized terms used herein and not specifically  defined herein shall have the same meaning assigned to them in the Loan and Security Agreement,  dated as of March 23, 2007, as amended by that certain Amendment No. 1 to Loan Documents, effective as of the date hereof, each by and among the Company, SoftWave Media Exchange, Inc. and BlueCrest (the "Loan
Agreement").
                               W I T N E S E T H:

            WHEREAS,  the Loan  Agreement  provides  that in  consideration  for providing  financing  availability  to the  Company,  BlueCrest  is  entitled to receive, among other things,  warrants ("Warrants") to purchase up to 12,500,000 shares of the Company's common stock, $.01 par value per share ("Common Stock"), subject to adjustment as provided  herein,  which  Warrants are evidenced by the warrant certificate (the "Warrant Certificate") attached hereto as Exhibit A and incorporated herein;

            NOW, THEREFORE, in consideration of the premises, the services to be rendered by BlueCrest pursuant to the Loan Agreement,  the agreements herein set forth and other good and valuable consideration,  the receipt and sufficiency of which are hereby acknowledged, the parties hereto agrees as follows:

            1.  GRANT  AND  EXERCISE.  Holder  is  hereby  granted  the right to purchase  12,500,000  shares  of Common  Stock at any time from the date  hereof until  October 3, 2017.  The initial  exercise  price per share of the  Warrants shall be (subject to  adjustment as provided in Section 9 hereof) as provided in
Section 8 hereof.  The  Company  has also  granted  Holder the right to purchase
48,750,000 shares of Common Stock at any time from the date hereof until October
3, 2017 under that certain  Warrant  Agreement  dated as of the date hereof (the
"Additional   Warrants"  and  collectively   with  the  Warrants,   the  "Lender
Warrants").

            2. WARRANT CERTIFICATES.  The warrant certificate is attached hereto as Exhibit A hereto and made a part hereof,  with such  appropriate  insertions, omissions,  substitutions, and other variations as required or permitted by this
Agreement.  Holder  agrees  to  promptly  deliver  to the  Company  the  warrant
certificate   issued  to  Holder  under  the  Original  Warrant   Agreement  for
cancellation.

            3. EXERCISE OF WARRANTS.  The Warrants  initially are exercisable at the  initial  exercise  price  (subject to  adjustment  as provided in Section 9 hereof)  per share of Common  Stock as set forth in Section 8 hereof  payable by paying in full, in lawful money of the United  States,  in cash,  wire transfer, certified  check  or bank  draft  payable  to the  order of the  Company  (or as otherwise  agreed to by the Company).  Upon  surrender of a Warrant  Certificate with the  annexed  Form of Election to Purchase  duly  executed,  together  with payment of the Exercise Price (as hereinafter  defined) for the shares of Common
Stock  purchased  at the  Company's  principal  offices  in New York  (presently located at 1 Bridge Street,  Irvington,  NY 10533) the registered  holder of the
Warrant  Certificate  shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased.  The purchase rights represented by the Warrant  Certificate are exercisable at the option of the Holder thereof, in whole or in part (but not as to fractional shares of the Common Stock underlying the Warrants),  provided that no exercise may be for fewer than 10,000 shares of
Common  Stock (or such  lesser  number  that may  remain  upon  exercise  of the
Warrants).  Warrants  may be  exercised to purchase all or part of the shares of
Common Stock represented  thereby.  In the case of the purchase of less than all the  shares of Common  Stock  purchasable  under any  Warrant  Certificate,  the
Company shall cancel said Warrant  Certificate  upon the  surrender  thereof and shall execute and deliver to the Holder a new Warrant  Certificate of like tenor for the balance of the shares of Common Stock.  Notwithstanding  the  foregoing,
Holder  acknowledges  and agrees  that the  Company  does not have a  sufficient number of authorized shares of Common Stock to permit the purchase of all of the shares of Common  Stock  that  Holder has a right to  purchase  under the Lender
Warrants  nor has  the  Company  obtained  stockholder  approval  to  amend  its
Certificate  of  Incorporation  to increase the number of  authorized  shares of
Common Stock.  The Company  covenants and agrees that it shall take such actions as are  necessary  to amend its  Certificate  of  Incorporation  to increase the number of  authorized  shares of Common  Stock to an  aggregate  of  290,000,000 shares, which actions shall be taken as soon as practical after the date hereof, but in no event later than 30 days after the date hereof.  Holder agrees that it shall not purchase more than a total of 30,000,000  shares of Common Stock under the Lender  Warrants until such time as the Company has amended its  Certificate of Incorporation as set forth in this Section 3.

            4. NET ISSUANCE OPTION; MARKET VALUE. Notwithstanding any provisions herein to the contrary, the Holder may elect to receive,  without the payment by the Holder of any additional consideration,  shares of Common Stock equal to the value (as  determined  below) of the  Warrants  (or the  portion  thereof  being exercised) by surrender of the Warrants at the  principal  office of the Company together with the properly endorsed and completed notice of exercise in the form of Exhibit A hereto,  in which  event the  Company  shall  issue to the Holder a number of shares of Common Stock computed using the following formula:

                                    X=Y (A-B)
                                      ------
                                          A

Where       X = the  number  of  shares  of  Common  Stock to be issued to the
            Holder pursuant to this Section 4

            Y= the  number of shares of  Common  Stock  purchasable  under the
            Warrants  or,  if  only  a  portion  of  the  Warrants  are  being exercised,  the portion of the Warrants  being  exercised  (at the date of such calculation) pursuant to this Section 4

            A= the Market  Value of one share of the  Company's  Common  Stock
            (at the date of such calculation)

            B=  the   Exercise   Price  (as  adjusted  to  the  date  of  such
            calculation)  in  effect  under the  Warrants  at the time the net issue election is made pursuant to this Section 4

      Upon any such exercise,  the number of shares of Common Stock  purchasable upon  exercise of the  Warrants  shall be reduced by such  designated  number of shares of Common Stock being  exercised and, if a balance of purchasable  shares of Common Stock  remains  after such  exercise,  the Company  shall  execute and deliver to the Holder new Warrants  for such balance of shares of Common  Stock.
Such exchange  shall be effective upon the date of receipt by the Company of the original  Warrants  surrendered for  cancellation and a written request from the
Holder that the exchange  pursuant to this  Section 4 be made,  or at such later date as may be  specified  in such  request.  For  purposes  of this  Agreement,
"Market  Value" of the  shares of Common  Stock  shall  mean,  as of any date of determination,  the average of the closing  sale price of the  Company's  Common
Stock on the Over the  Counter  Bulletin  Board (or other  exchange on which the
Common  Stock is  traded  at the time of such  determination)  over the ten (10)

business days preceding the exercise  pursuant  hereto or if the Common Stock is not traded on an exchange,  the fair market value of such share as determined in good faith by the Board of Directors of the Company in its  reasonable  business judgment upon review of all relevant factors.

            5. ISSUANCE OF CERTIFICATES.  Upon the exercise of the Warrants, the issuance  of  certificates  for  shares  of  Common  Stock or other  securities, properties or rights  underlying such Warrants,  shall be made forthwith without charge to the Holder thereof including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates shall (subject to the  provisions  of  Section 7  hereof)  be issued in the name of, or in such names as may be directed by, the Holder  thereof;  PROVIDED,  HOWEVER,  that the
Company  shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name  other than that of the Holder and the  Company  shall not be  required  to issue or  deliver  such  certificates  unless  or until the  person  or  persons requesting  the  issuance  thereof  shall have paid to the Company the amount of such tax or shall have  established to the satisfaction of the Company that such tax has been paid.

            The Warrant Certificate and the certificates representing the shares of Common Stock  (and/or  other  securities,  property or rights  issuable  upon exercise  of the  Warrants)  shall be  executed  on behalf of the Company by the manual or  facsimile  signature  of the then  present  Chairman  of the Board of
Directors  or  President  of the Company  under its  corporate  seal  reproduced thereon,  attested to by the manual or  facsimile  signature of the then present
Secretary or Assistant Secretary of the Company.  Warrant  Certificates shall be dated the date of  execution by the Company  upon  initial  issuance,  division, exchange, substitution or transfer.

            6.  REPRESENTATIONS  AND  WARRANTIES  OF THE  COMPANY.  The  Company
represents and warrants to the Holders as follows:

            ss.6.1 The  Company is and at all times  hereafter  shall (i) have a legal name and  organizational  structure as set forth above, duly organized and existing and in good standing under the laws of the state of its organization as set forth  above and (ii)  qualified  or  licensed  to do  business in all other states in which the laws require the Company to be so qualified and/or licensed;

            ss.6.2 The Company is duly  authorized  and empowered to enter into, execute,  deliver and perform this Agreement and the execution,  delivery and/or performance by the Company of this  Agreement,  shall not, by the lapse of time, the giving of notice or  otherwise,  conflict  with or constitute a violation of any applicable law (including, without limitation,  Regulation U or Regulation X of the Board of Governors of the Federal Reserve System or any other  regulation thereof) or a breach of any provision contained in the Company's  organizational documents  or contained in any  agreement,  instrument  or document to which the
Company is now or  hereafter  a party or by which it is or may  become  bound or give rise to or result in any default thereunder;

            ss.6.3 This  Agreement the legally  valid and binding  obligation of the Company,  enforceable  against the Company in accordance with its respective terms,  except as may be  limited  by  bankruptcy,  insolvency,  reorganization, moratorium or similar laws relating to or limiting  creditors'  rights generally or by equitable principles (whether enforcement is sought in equity or at law).

            7.  REPRESENTATIONS  AND  WARRANTIES  OF  THE  HOLDERS.  The  Holder
represents and warrants to the Company as follows:

            ss.7.1  INVESTMENT.  The Holder is  acquiring  the  Warrants and the
Common Stock  issuable upon  exercise  thereof for its own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale in connection with, any  distribution  thereof within the meaning of the Securities Act of 1933, as amended (the "Act").

            ss.7.2  HOLDER'S  INVESTMENT   DECISION.   The  Holder:  (a)  is  an
"accredited  investor" as that term is defined in Rule 501 of Regulation D under the Securities Act; (b) has been afforded access to current  information and the opportunity  to  ask  questions  of  the  Company's  management  concerning  the
Company's  business,  management and financial affairs,  including the Company's operating  results and liquidity and any  uncertainty  relating to the Company's capitalization,  and has received  answers from the  Company's  management  with respect  to all  questions  posed  by the  Holder  to  management;  (c) has such knowledge and  experience  in financial and business  matters that the Holder is capable of  evaluating,  and the Holder has  evaluated,  the merits and risks of purchasing the Warrants and the Common Stock issuable upon exercise  thereof and understands that such purchases constitute a highly speculative investment;  and
(d)  has the  financial  ability  to  bear  the  economic  risk of the  Holder's investment in the Warrants and the Common Stock issuable upon exercise  thereof, has adequate  means to sustain a complete  loss of such  investments  and has no need for liquidity in such investments.

            ss.7.3 REGISTRATION UNDER THE ACT AND LEGEND. The Holder understands and acknowledges that the certificates  representing the Warrants and the Common
Stock  issuable  upon  exercise  thereof  shall bear a legend  substantially  as follows until (i) such securities  shall have been registered  under the Act and effectively  been  disposed  of in  accordance  with an  effective  registration statement thereunder or (ii) in the opinion of counsel reasonably  acceptable to the Company such  securities may be sold without  registration  under the Act as well as any applicable "Blue Sky" or state securities laws:

            "THE  SECURITIES   EVIDENCED  HEREBY  HAVE  NOT  BEEN
            REGISTERED  UNDER  THE  SECURITIES  ACT OF  1933,  AS
            AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND MAY
            NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT
            AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR
            PURSUANT  TO  AN  EXEMPTION  FROM  THE   REGISTRATION
            REQUIREMENTS   OF  SUCH  ACT  AND  APPLICABLE   STATE
            SECURITIES LAWS."

            8. EXERCISE PRICE.

            ss.8.1  INITIAL AND  ADJUSTED  EXERCISE  PRICE.  Except as otherwise provided in this Section 8, the initial  exercise  price of each of the Warrants represented  in the form of  Warrant  Certificate  attached  hereto as Exhibit A shall be $0.06 per share of Common Stock.

            The  adjusted  exercise  price shall be the price which shall result from time to time from any and all adjustments of the initial  exercise price in accordance with the provisions of this Section 8.

            ss.8.2 EXERCISE PRICE.  The term "Exercise  Price" herein shall mean the initial  exercise price or the adjusted  exercise price,  depending upon the context.

            9.  ADJUSTMENTS TO EXERCISE AND NUMBER OF  SECURITIES.

            ss.9.1 STOCK SPLIT AND STOCK DIVIDEND.  In case the Company shall at any time effect a stock split or stock  dividend  to the  outstanding  shares of
Common  Stock,  the  Exercise  Price and the  number  of shares of Common  Stock issuable upon exercise of the Warrants shall forthwith be adjusted.  At the time of any such adjustment,  the Company shall make  appropriate  reserves to ensure the timely performance of its obligations hereunder.

            ss.9.2 MERGER OR CONSOLIDATION.  In case of any consolidation of the
Company with, or merger of the Company with, or into, another corporation (other than a consolidation or merger which does not result in any  reclassification or change  of the  outstanding  Common  Stock),  the  corporation  formed  by  such consolidation  or merger shall execute and deliver to the Holder a  supplemental warrant  agreement  providing  that  the  Holder  of each of the  Warrants  then outstanding  or to be  outstanding  shall have the right  thereafter  (until the expiration of such  Warrants) to receive,  upon exercise of such  warrants,  the kind and amount of shares of stock and other securities and property  receivable upon such consolidation or merger, by a holder of the number of shares of Common
Stock  of the  Company  for  which  such  warrants  might  have  been  exercised immediately  prior  to  such  consolidation,  merger,  sale  or  transfer.  Such supplemental  warrant  agreement  shall provide for  adjustments  which shall be identical to the adjustments  provided in this Section 9. The above provision of this  Subsection  9.2 shall  similarly  apply to  successive  consolidations  or mergers.

            In the event that the merger of consolidation of the Company results
in  a  Change  of  Control  (as   hereinafter   defined),   the  Warrants  shall
automatically be exercised on a "net issuance option" as provided for in Section
4 herein.

            10. EXCHANGE AND REPLACEMENT OF WARRANT  CERTIFICATES.  Each Warrant
Certificate is exchangeable  without expense,  upon the surrender thereof by the registered  Holder at the principal  executive office of the Company,  for a new
Warrant  Certificate  of like tenor and date  representing  in the aggregate the right to purchase the same number of securities in such  denominations  as shall be designated by the Holder thereof at the time of such surrender.

            Upon receipt by the Company of evidence  reasonably  satisfactory to it of the loss,  theft,  destruction  or mutilation of any Warrant  Certificate, and, in case of loss, theft or destruction,  of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable  expenses incidental  thereto,  and upon surrender and  cancellation  of the Warrants,  if mutilated,  the Company will make and deliver a new Warrant  Certificate of like tenor, in lieu thereof.

            11.  ELIMINATION OF FRACTIONAL  INTERESTS.  The Company shall not be required to issue certificates  representing fractions of shares of Common Stock upon the  exercise of the  Warrants,  nor shall it be required to issue scrip or pay cash in lieu of  fractional  interests,  it being the intent of the  parties that all fractional interests shall be eliminated by rounding any fraction up to the  nearest  whole  number  of  shares  of  Common  Stock or other  securities, properties or rights.

            12. RESERVATION AND LISTING OF SECURITIES.  The Company shall at all times reserve and keep available out of its  authorized  shares of Common Stock, solely for the  purpose of issuance  upon the  exercise  of the  Warrants,  such number of shares of Common Stock or other  securities,  properties  or rights as shall be issuable upon the exercise  thereof.  The Company  covenants and agrees that,  upon exercise of the Warrants and payment of the Exercise Price therefor, all shares of Common  Stock and other  securities  issuable  upon such  exercise shall be duly and validly issued, fully paid,  non-assessable and not subject to the  preemptive  rights of any  stockholder.  As long as the  Warrants  shall be outstanding,  the  Company  shall use its best  efforts  to cause all  shares of
Common Stock issuable upon the exercise of the Warrants to be listed (subject to official  notice of  issuance) on all  securities  exchanges on which the Common
Stock  issued to the public in  connection  herewith  may then be listed  and/or quoted.

            13. NOTICE TO WARRANT  HOLDER.  Nothing  contained in this Agreement shall be construed as conferring upon the Holder the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the  election  of  directors  or any other  manner,  or as having any rights whatsoever as a stockholder of the Company.  If,  however,  at any time prior to

                                       10

the expiration of the Warrants and their exercise,  any of the following  events shall occur:

            (a) the Company  shall take a record of the holders of its shares of
Common  Stock  for the  purpose  of  entitling  them to  receive a  dividend  or distribution  payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings,  as indicated by the accounting  treatment  of such  dividend  or  distribution  on the  books of the
Company; or

            (b) the Company  shall offer to all the holders of its Common  Stock any additional shares of capital stock of the Company or securities  convertible into or  exchange  for shares of capital  stock of the  Company,  or any option, right or warrant to subscribe therefor; or

            (c) a  dissolution,  liquidation or winding up of the Company (other than  in  connection  with  a  consolidation  or  merger)  or a  sale  of all or substantially  all of its property,  assets and business as an entirety shall be proposed;

            then,  in any one or more of said  events,  the  Company  shall give notice of such  event at least  fifteen  (15) days  prior to the date fixed as a record date or the date of the closing the transfer books for the termination of the  stockholders  entitled  to  such  dividend,  distribution,  convertible  or exchangeable  securities  or  subscription  rights,  or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer  books, as the case may be.
Failure to give such notice or any defect  therein shall not affect the validity of any action taken in connection  with the  declaration  or payment of any such dividend,  or the issuance of any  convertible or  exchangeable  securities,  or
subscription  rights,   options  or  warrants,   or  any  proposed  dissolution,
liquidation, winding up or sale.

                                       11

            14.   NOTICES.   All   notices,   requests,   consents   and   other
communications  hereunder  shall be in writing  and shall be deemed to have been duly made when  delivered  personally or by facsimile or overnight  courier,  or mailed by registered or certified mail, return receipt requested:

            (a) If to the Holder,  BlueCrest  Capital  Finance,  L.P.,  225 West
Washington,  Suite 200, Chicago Illinois,  60606, Attn. Legal Department,  or as
shown on the books of the Company; or

            (b) If to the Company,  to the address set forth in Section 3 hereof or to such other address as the Company may designate by notice to the Holder.

            15.  SUCCESSORS.  All the covenants and provisions of this Agreement shall be binding  upon and inure to the benefit of the  Company,  the Holder and their respective successors and assigns hereunder.

            16.  GOVERNING LAWS SUBMISSION TO  JURISDICTION.  This Agreement and
each Warrant  Certificate issued hereunder shall be deemed to be a contract made under  the  laws of the  State of New  York  and for all the  purposes  shall be construed in accordance with the laws of said State without giving effect to the rules of said State governing the conflicts of laws.

            The Company and the Holder hereby agree that any action,  proceeding or claim  against it arising out of, or  relating in any way to, this  Agreement shall be brought  and  enforced  in the state or federal  courts  located in the
State of New York, and irrevocably  submits to such  jurisdiction.  The Company, and the Holder hereby  irrevocably  waive any objection to such  jurisdiction or inconvenient  forum.  Any such  process or summons to be served  upon any of the
Company  and the  Holder  (at the  option of the  party  bringing  such  action, proceeding or claim) may be served by transmitting a copy thereof, by registered or certified mail, return receipt requested, postage prepaid, addressed to it at

                                       12

the  address as set forth in Section 14  hereof.  Such  mailing  shall be deemed personal  service and shall be legal and binding upon the party so served in any action, proceeding or claim.

            17. ENTIRE  AGREEMENT:  MODIFICATION.  This  Agreement  contains the entire  understanding  between  the parties  hereto with  respect to the subject matter hereof and may not be modified or amended except by a writing duly signed by the party  against  whom  enforcement  of the  modification  or  amendment is sought.

            18.  SEVERABILITY.  If any provision of this Agreement shall be held to be invalid or unenforceable,  such invalidity or  unenforceability  shall not affect any other provision of this Agreement.

            19. CAPTIONS. The caption headings of the Sections of this Agreement are for  convenience of reference only and are not intended,  nor should they be construed as, a part of this Agreement and shall be given no substantive effect.

            20. BENEFITS OF THIS  AGREEMENT.  Nothing in this Agreement shall be construed  to give to any person or  corporation  other than the Company and the
Holder any legal or equitable right,  remedy or claim under this Agreement;  and this  Agreement  shall be for the sole and exclusive  benefit of the Company and the Holder.

            21.  COUNTERPARTS.  This  Agreement may be executed in any number of counterparts and each of such  counterparts  shall for all purposes be deemed to be an original,  and such counterparts shall together constitute but one and the same instrument.

                                       13

            IN WITNESS WHEREOF,  the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                    SWMX, INC.

                                    By: /s/ James Caci
                                       -----------------------------------------
                                       Name:  James Caci
                                       Title: Chief Financial officer

                                    BLUECREST CAPITAL FINANCE, L.P.
                                    By: BlueCrest Capital Finance GP, LLC,
                                          Its General Partner

                                    By: /s/ Robert Nagy
                                       -----------------------------------------
                                       Name:  Robert Nagy
                                       Title: Manager

                   [AMENDED AND RESTATED WARRANT AGREEMENT]

                                    EXHIBIT A

                           FORM OF WARRANT CERTIFICATE

THE SECURITIES  EVIDENCED  HEREBY HAVE NOT BEEN REGISTERED  UNDER THE SECURITIES
ACT OF 1933, AS AMENDED,  OR APPLICABLE  STATE  SECURITIES  LAWS, AND MAY NOT BE
SOLD,  PLEDGED  OR  OTHERWISE  TRANSFERRED  WITHOUT  AN  EFFECTIVE  REGISTRATION
STATEMENT  UNDER SUCH ACT OR  PURSUANT  TO AN  EXEMPTION  FROM THE  REGISTRATION
REQUIREMENTS OF SUCH ACT AND APPLICABLE STATE SECURITIES LAWS.

THE  TRANSFER OR EXCHANGE OF THE WARRANTS  REPRESENTED  BY THIS  CERTIFICATE  IS
RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.

                             EXPIRES OCTOBER 3, 2017

No. BC-1                                                     12,500,000 Warrants
                               WARRANT CERTIFICATE

            This Warrant  Certificate  certifies that BlueCrest Capital Finance,
L.P. or its registered  assigns, is the registered holder of 12,500,000 Warrants to purchase as of the date hereof until October 3, 2017 ("Expiration  Date"), up to 12,500,000  fully-paid and  non-assessable  shares of common stock, par value
$.01 per share  ("Common  Stock") of SWMX,  INC.,  a Delaware  corporation  (the
"Company"),  at an initial  exercise  price,  subject to  adjustment  in certain events  (the  "Exercise  Price"),  of $0.06  per  share of  Common  Stock,  upon surrender of this Warrant  Certificate  and payment of the Exercise  Price at an office or agency of the Company,  but subject to the conditions set forth herein and in that  certain  Amended and  Restated  Warrant  Agreement  effective as of
October 3, 2007, by and between the Company and BlueCrest Finance Capital,  L.P.
(the "Warrant Agreement"). Payment of the Exercise Price shall be made by lawful money of the United  States,  in cash,  wire transfer,  certified  check or bank draft  payable to the order of the  Company.  The Warrants may also be exercised through a "net  issuance  option" as  provided  for in Section 4 of the  Warrant
Agreement.

            No Warrants may be exercised  after 5:30 p.m., New York time, on the
Expiration Date, at which time all Warrants  evidenced hereby,  unless exercised prior thereto, hereby shall thereafter be void.

            The Warrants  evidenced by this  Warrant  Certificate  are part of a duly  authorized  issue of Warrants  issued  pursuant to the Warrant  Agreement, which Warrant  Agreement is hereby  incorporated by reference in and made a part of this  instrument  and is hereby  referred to for a description of the rights, obligations,  duties and  immunities  thereunder  of the Company and the holders
(the words  "holders" or "holder"  meaning the registered  holders or registered holder) of the Warrants.

                                     -A-1-

            The Warrant  Agreement  provides that upon the occurrence of certain events the Exercise Price and the type and/or number of the Company's securities issuable  thereupon may,  subject to certain  conditions,  be adjusted.  In such event,  the Company  will,  at the  request of the  holder,  issue a new Warrant
Certificate  evidencing  the  adjustment  in the  Exercise  Price and the number and/or type of securities issuable upon the exercise of the Warrants;  provided, however,  that the failure of the Company to issue such new Warrant Certificates shall not in any way  change,  alter,  or  otherwise  impair,  the rights of the holder as set forth in the Warrant Agreement.

            Upon due  presentment  for  registration of transfer of this Warrant
Certificate at an office or agency of the Company, a new Warrant  Certificate or
Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants  shall be issued to the  transferee(s)  in exchange for this Warrant
Certificate,  subject to the  limitations  provided  herein  and in the  Warrant
Agreement,  without any charge except for any tax in other  governmental  charge imposed in connection with such transfer.

            Upon the exercise of less than all of the Warrants evidenced by this
Warrant  Certificate,  the Company shall  forthwith issue to the holder hereof a new Warrant Certificate representing such numbered unexercised Warrants.

            The Company may deem and treat the  registered  holder(s)  hereof as the absolute owner(s) of this Warrant Certificate  (notwithstanding any notation of ownership  or other  writing  hereon made by anyone),  for the purpose of any exercise hereof,  and of any distribution to the holder(s)  hereof,  and for all other  purposes,  and the  Company  shall not be  affected  by any notice to the contrary.

            All terms used in this Warrant  Certificate which are defined in the
Warrant  Agreement  shall  have the  meanings  ascribed  to them in the  Warrant
Agreement.

            IN WITNESS WHEREOF,  the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

Dated as of October 3, 2007

                                    SWMX, Inc.

                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                     -A-2-

           [FORM OF ELECTION TO PURCHASE PURSUANT TO SECTIONS 3 or 4]

Please choose one option:

      [ ]  CASH TENDER

            The  undersigned  hereby  irrevocably  elects to exercise the right, represented by this Warrant Certificate, to purchase ____ shares of Common Stock at an exercise  price of $0._____ per share and herewith  tenders in payment for such  Securities  lawful money of the United  States,  in cash,  wire  transfer, certified  check or bank draft payable to the order of the Company in the amount of  $___________,  all in  accordance  with the terms  hereof.  The  undersigned requests  that a  certificate  for such  Securities be registered in the name of
___________  whose address is ___________ and that such Certificate be delivered to ___________ whose address is _______________.

      [ ]  NET ISSUANCE OPTION

            The  undersigned  hereby  irrevocably  elects to exercise the right, represented by this Warrant  Certificate,  through the net issuance  option with respect  to ____  shares of Common  Stock in  accordance  with  Section 4 of the
Warrant  Agreement and herewith  tenders such number of shares.  The undersigned requests  that a  certificate  for that  number  of  shares  of such  Securities determined  in  accordance  with  such  terms  be  registered  in  the  name  of
___________  whose address is ___________ and that such Certificate be delivered to ___________ whose address is _______________.

                                    Signature_______________________
                                    (Signature  must  conform in all respects to
                                    name of holder as  specified  on the face of
                                    the Warrant Certificate.)

                                    ------------------------------
                                    (Insert Social Security or Other
                                    Identifying Number of Holder)

                                     -C-3-